UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2552
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Waddell & Reed Advisors Funds, Inc.
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2007

Semiannual Report
MARCH 31, 2007

Waddell & Reed Advisors Bond Fund

3	President's Letter
5	Illustration of Fund Expenses
7	Portfolio Highlights
8	Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
21	Financial Highlights
25	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Proxy Voting Information
33	Quarterly Portfolio Schedule Information
34	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Bond Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Bond Fund prospectus and current Fund performance information.

President's Letter
      March 31, 2007

Dear Shareholder:

Stock markets around the globe generally provided attractive returns over the past six months, even as week to week it seemed the degree of price fluctuation accelerated. Most bond markets, meanwhile, were relatively flat. Concerns regarding monthly inflation reports, energy prices, Federal Reserve policy and increased defaults on housing debt were among the short-term factors that seemed to worry some fixed-income investors.

Enclosed is our report on your Waddell & Reed Advisors Fund's operations for the six months ended March 31, 2007. This past fiscal period the S&P 500 Index advanced 6.4 percent, led by a 20.9 percent rise in materials stocks. Energy stocks were strong, too, as the price of oil gyrated. Health care and financials were generally the weakest stock sectors during the six-month period. In fixed-income markets, prices of lower rated securities softened in some sectors as overall economic growth slowed.

Seasons change, growth continues

As we enter spring, gasoline prices have risen again to above $2.50 a gallon in many locations. However, the latest round of volatility at the pump pales in comparison to the situation last summer, when more than $3 a gallon was briefly the norm, and the U.S. seemed threatened with significantly higher inflation. Overall, the economic news of the past year has been good, including:

  Moderate oil prices
  Corporate profits remained solid, rising around 10%
  Low inflation and
  Improving trade and federal deficits.

Our Economic Snapshot chart highlights five selected indicators. As you can see, there's much to be thankful for, as well as a case for optimism about the future. Compared to six months earlier, a slightly smaller percentage of people in the U.S. are unemployed. Inflation is lower. The cost of financing a home is slightly lower. Overall economic growth is slower, however, while oil prices have risen.

Economic Snapshot
	3-31-2007	9-30-2006

U.S. unemployment rate	4.40%	4.60%
Inflation (U.S. Consumer Price Index)	2.80%	3.00%
U.S. GDP	1.30%	3.00%
30-year fixed mortgage rate	6.13%	6.18%
Oil price per barrel	$65.87	$62.91

Source: Bloomberg, U.S. Department of Labor

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

Stock valuations generally appear reasonable, in our view, especially given profit levels and still low U.S. interest rates. We see an attractive path ahead for diversified investors in 2007, although one that might be marked by a few unexpected curves. As always, we believe that maintaining a well-rounded portfolio remains an important component of securing your long-term financial future.

Our seven decades of expertise

In 2007, we mark the Waddell & Reed organization's 70th anniversary, and more than four decades since the founding of the first Waddell & Reed Advisors fixed-income fund. We have deep resources focused on helping you achieve your long-term financial goals. At Waddell & Reed, we are committed to offering you a financial planning philosophy that emphasizes participation in positive markets as well as a very strong effort to manage risk. To help accomplish this, we have a research culture focused on fundamental excellence.

Thank you for your continued confidence in us.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Illustration of Fund Expenses

BOND FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2007.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended March 31, 2007	Beginning Account Value 9-30-06	Ending Account Value 3-31-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,027.70	1.07%	$5.37
Class B	1,000	1,021.20	2.03	10.21
Class C	1,000	1,021.30	1.98	10.01
Class Y	1,000	1,029.50	0.72	3.65
Based on 5% Return (2)
Class A	$1,000	$1,019.59	1.07%	$5.35
Class B	1,000	1,014.80	2.03	10.17
Class C	1,000	1,015.05	1.98	9.97
Class Y	1,000	1,021.35	0.72	3.64

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended March 31, 2007, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF BOND FUND

Portfolio Highlights

On March 31, 2007, Waddell & Reed Advisors Bond Fund had net assets totaling $665,987,139 invested in a diversified portfolio of:

88.61%	Domestic Bonds
9.67%	Foreign Bonds
1.72%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on March 31, 2007, your Fund owned:

Bonds:
Corporate	$43.74
United States Government Mortgage-Backed Obligations	$28.85
United States Treasury Obligations	$12.74
United States Government Agency Obligations	$9.13
Other Government	$3.82
Cash and Cash Equivalents	$1.72

On March 31, 2007, the breakdown of bonds (by ratings) held by the Fund was as follows:

AAA	59.62%
AA	6.47%
A	9.60%
BBB	12.72%
BB	3.84%
B	1.58%
Below B	0.11%
Non-rated	4.34%
Cash and Cash Equivalents	1.72%

Ratings reflected in the wheel are taken from Standard & Poor's.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The Investments of Bond Fund
March 31, 2007
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Banks - 2.37%
First Union Corporation,
7.574%, 8-1-26	$8,000	$9,550,672
First Union National Bank of Florida,
6.18%, 2-15-36	2,000	2,114,134
SouthTrust Bank, National Association,
6.125%, 1-9-28	4,000	4,138,968
		15,803,774
Broadcasting - 2.82%
Comcast Cable Communications, Inc.,
8.5%, 5-1-27	5,250	6,423,732
EchoStar DBS Corporation,
6.375%, 10-1-11	3,000	3,018,750
TCA Cable TV, Inc.,
6.53%, 2-1-28	4,000	4,137,320
Westinghouse Electric Corporation,
8.875%, 6-14-14	4,500	5,175,283
		18,755,085
Business Equipment and Services - 0.51%
Quebecor World Capital Corporation,
4.875%, 11-15-08	3,500	3,416,875

Coal - 0.46%
Peabody Energy Corporation,
6.875%, 3-15-13	3,000	3,052,500

Communications Equipment - 0.23%
Harris Corporation,
6.35%, 2-1-28	1,500	1,530,538

Computers - Main and Mini - 0.08%
Unisys Corporation,
7.875%, 4-1-08	550	552,750

Construction Materials - 0.73%
Hanson PLC,
7.875%, 9-27-10	4,500	4,866,952

Finance Companies - 22.23%
Alternative Loan Trust 2005-J4,
5.5%, 11-25-35	8,250	8,044,896
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-2,
4.783%, 7-10-43*	7,500	7,384,227
CHL Mortgage Pass-Through Trust 2005-28,
5.25%, 1-25-19	12,473	12,408,308
CHYPS CBO 1997-1 Ltd.,
6.72%, 1-15-10 (B)	1,911	697,545
COMM 2005-C6,
5.144%, 6-10-44	18,500	18,425,242
First Horizon Alternative Mortgage Securities Trust 2005-FA6,
5.5%, 9-25-35	6,000	5,931,430
Ford Motor Credit Company,
7.375%, 10-28-09	1,000	998,162
General Motors Acceptance Corporation,
5.125%, 5-9-08	6,000	5,929,956
GSR Mortgage Loan Trust 2004-2F,
7.0%, 1-25-34	3,667	3,805,881
ISA Capital do Brasil S.A.,
7.875%, 1-30-12 (A)	1,500	1,533,750
J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1,
4.719%, 1-15-38	6,000	5,809,804
MASTR Adjustable Rate Mortgages Trust 2005-1,
5.41883%, 3-25-35*	6,928	6,896,736
Merrill Lynch Mortgage Trust 2005-CIP1,
4.949%, 7-12-38*	6,000	5,932,917
Preferred Term Securities XVI, Ltd. and Preferred Term Securities XVI, Inc.,
7.95488%, 3-23-35 (B)*	3,750	3,801,562
Preferred Term Securities XVII, Ltd. and Preferred Term Securities XVII, Inc.,
7.55%, 6-23-35 (B)*	3,000	3,018,750
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates:
Series 2004-3AC,
4.9348%, 3-25-34*	5,551	5,494,738
Series 2004-5,
4.61527%, 5-25-34*	3,914	3,730,604
Series 2004-6,
4.70195%, 6-25-34*	2,905	2,737,500
Series 2004-12,
5.07621%, 9-25-34*	4,832	4,646,080
Series 2004-18,
5.18746%, 12-25-34*	7,463	7,315,242
Series 2004-A,
4.92231%, 2-25-34*	5,003	4,982,451
Series 2005-21,
5.69975%, 11-25-35*	4,943	4,855,697
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-22,
5.62463%, 12-25-35*	3,836	3,762,309
Series 2006-1,
6.09742%, 2-25-36*	3,869	3,854,185
Structured Asset Securities Corporation Trust 2005-16,
5.5%, 9-25-35	7,000	6,807,531
Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-40A,
4.9775%, 1-25-34*	2,132	2,066,535
Wells Fargo Mortgage Pass-Through Certificates, Series 2003-10,
4.5%, 9-25-18	7,500	7,202,027
		148,074,065
Food and Related - 0.32%
ConAgra, Inc.,
6.7%, 8-1-27	2,000	2,127,626

Forest and Paper Products - 1.19%
Bowater Canada Finance Corporation,
7.95%, 11-15-11	4,000	3,890,000
Champion International Corporation,
6.65%, 12-15-37	2,500	2,521,025
Westvaco Corporation,
7.5%, 6-15-27	1,400	1,477,350
		7,888,375
Homebuilders, Mobile Homes - 1.14%
D.R. Horton, Inc.,
8.0%, 2-1-09	4,000	4,148,448
Pulte Homes, Inc.,
4.875%, 7-15-09	3,500	3,448,851
		7,597,299
Hospital Supply and Management - 0.25%
HCA - The Healthcare Company,
8.75%, 9-1-10	1,600	1,678,000

Household - General Products - 1.90%
Procter & Gamble Company (The),
8.0%, 9-1-24	10,000	12,650,620

Household - Major Appliances - 0.46%
Controladora Mabe S.A. de C.V.,
6.5%, 12-15-15 (B)	3,000	3,051,000

Multiple Industry - 0.27%
TOLLROAD INVESTMENT PARTNERSHIP SERIES II,
0.0%, 2-15-09 (B)	2,000	1,821,868

Petroleum - Domestic - 0.31%
TE Products Pipeline Company, Limited Partnership,
7.51%, 1-15-28	2,000	2,076,540

Petroleum - International - 0.59%
Chesapeake Energy Corporation,
7.5%, 9-15-13	3,750	3,918,750

Petroleum - Services - 2.00%
Halliburton Company,
6.75%, 2-1-27	7,250	7,769,593
Pemex Project Funding Master Trust,
7.375%, 12-15-14	5,000	5,522,500
		13,292,093
Real Estate Investment Trust - 0.35%
Diversified REIT Owner Trust 1999-1,
6.78%, 3-18-11 (B)*	2,250	2,297,813

Utilities - Electric - 1.96%
Dominion Resources, Inc.,
5.25%, 8-1-33	7,500	7,385,310
HQI Transelec Chile S.A.,
7.875%, 4-15-11	3,250	3,477,308
Pepco Holdings, Inc.,
4.0%, 5-15-10	2,250	2,171,063
		13,033,681
Utilities - Gas and Pipeline - 0.96%
Tennessee Gas Pipeline Company,
7.0%, 3-15-27	6,000	6,408,420

Utilities - Telephone - 2.61%
Deutsche Telekom International Finance B.V.,
8.0%, 6-15-10	7,000	7,588,112
New York Telephone Company,
6.7%, 11-1-23	2,250	2,268,792
Pacific Bell,
7.25%, 11-1-27	3,250	3,351,224
Telefonos de Mexico, S.A. de C.V.,
4.5%, 11-19-08	4,250	4,197,619
		17,405,747

TOTAL CORPORATE DEBT SECURITIES - 43.74%		$291,300,371

(Cost: $285,719,228)

OTHER GOVERNMENT SECURITIES

Brazil - 0.25%
Federative Republic of Brazil (The),
9.25%, 10-22-10	1,500	1,686,000

Canada - 1.64%
Province de Quebec,
7.14%, 2-27-26	9,200	10,933,170

Japan - 1.12%
Japanese Government 15 Year Floating Rate Bond,
0.97194%, 1-20-18 (C)*	JPY900,000	7,447,301

Supranational - 0.81%
Inter-American Development Bank,
8.4%, 9-1-09	$ 5,000	5,386,915

TOTAL OTHER GOVERNMENT SECURITIES - 3.82%		$25,453,386

(Cost: $23,800,456)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 9.13%
Farmer Mac Guaranteed Notes Trust 2006-1,
4.875%, 1-14-11 (A)	4,000	3,997,600
Federal Home Loan Bank,
5.75%, 12-13-13	6,000	5,984,460
Federal Home Loan Mortgage Corporation:
5.75%, 7-20-11	4,500	4,574,281
4.75%, 5-6-13	6,000	5,872,662
5.0%, 12-14-18	10,109	9,867,365
5.2%, 3-5-19	7,500	7,353,622
5.5%, 8-20-19	7,500	7,467,952
Federal National Mortgage Association:
5.3%, 2-22-11	12,000	11,968,308
6.0%, 1-4-17	3,750	3,739,504
		60,825,754
Mortgage-Backed Obligations - 28.85%
Federal Home Loan Mortgage Corporation Adjustable Rate Participation Certificates:
5.24%, 6-1-34*	2,094	2,081,576
5.698%, 7-1-36*	926	932,053
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.0%, 5-15-19	4,500	4,396,803
5.0%, 7-15-19	2,427	2,374,940
5.0%, 5-15-23	5,500	5,365,083
5.5%, 4-15-24 (Interest Only)	6,907	400,032
5.5%, 4-15-24 (Interest Only)	2,001	80,227
5.0%, 3-15-25	7,000	6,735,507
6.0%, 3-15-29	928	942,010
5.0%, 7-15-29 (Interest Only)	4,388	449,486
7.5%, 9-15-29	1,828	1,947,636
4.25%, 3-15-31	2,948	2,868,605
5.0%, 9-15-31 (Interest Only)	8,486	1,266,972
5.5%, 9-15-31	11,250	11,303,282
5.0%, 9-15-32	3,000	2,873,164
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
5.0%, 6-1-21	5,579	5,503,971
6.0%, 9-1-21	7,081	7,198,795
5.0%, 11-1-21	4,852	4,785,659
5.0%, 7-1-25	7,720	7,528,896
6.0%, 2-1-27	5,230	5,293,608
6.0%, 11-1-28	1,134	1,151,724
6.5%, 10-1-31	440	453,459
6.5%, 11-1-31	241	248,118
6.0%, 2-1-32	1,196	1,213,197
5.0%, 3-1-35	4,584	4,434,688
5.5%, 10-1-35	5,832	5,776,867
5.5%, 8-1-36	5,706	5,646,638
5.458%, 12-1-36*	7,079	7,114,754
Federal Home Loan Mortgage Corporation Fixed Rate Pass-Through Certificates:
5.76%, 10-1-36*	3,768	3,791,771
5.958%, 1-1-37*	6,446	6,545,243
Federal Home Loan Mortgage Corporation Non-Agency REMIC/CMO:
5.5%, 12-15-13 (Interest Only)	1,717	300,434
5.5%, 3-15-31	3,500	3,524,267
Federal National Mortgage Association Agency REMIC/CMO:
5.0%, 3-25-18	8,500	8,316,077
5.0%, 3-25-18 (Interest Only)	2,198	153,400
5.0%, 6-25-18	6,750	6,688,818
5.5%, 2-25-32	4,000	3,996,916
4.0%, 11-25-32	2,126	2,048,829
4.0%, 3-25-33	2,061	1,988,757
3.5%, 8-25-33	4,954	4,551,323
5.5%, 11-25-36 (Interest Only)	15,810	4,269,361
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.5%, 1-1-17	1,780	1,790,247
4.0%, 11-1-18	4,418	4,182,442
5.5%, 10-1-23	2,876	2,874,265
5.0%, 4-1-24	7,528	7,344,580
6.0%, 12-1-28	276	279,864
6.0%, 4-1-33	2,632	2,665,597
5.5%, 6-1-33	771	764,993
5.411%, 12-1-36*	4,710	4,730,592
Federal National Mortgage Association Non-Agency REMIC/CMO:
4.5%, 7-25-24	3,000	2,779,573
5.5%, 9-25-31	4,500	4,494,367
4.5%, 12-25-34	6,000	5,772,160
Government National Mortgage Association Agency REMIC/CMO:
5.5%, 6-20-28 (Interest Only)	7,222	521,454
5.0%, 1-20-32	1,113	1,100,480
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
7.5%, 7-15-23	84	87,472
7.5%, 12-15-23	354	369,713
8.0%, 9-15-25	278	294,414
7.0%, 7-20-27	9	9,379
6.5%, 5-15-29	362	372,835
7.5%, 7-15-29	75	78,474
Government National Mortgage Association Non-Agency REMIC/CMO,
4.0%, 1-16-30	991	949,664
United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust:
2001-3 Class G,
6.5%, 4-15-27	107	107,141
2003-2 Class D,
5.0%, 11-15-23	270	269,782
2003-2 Class E,
5.0%, 12-15-25	3,750	3,716,475
		192,098,909
Treasury Obligations - 12.74%
United States Treasury Bonds,
6.125%, 11-15-27	4,000	4,618,124
United States Treasury Notes:
4.0%, 6-15-09	2,000	1,975,624
4.0%, 3-15-10	2,000	1,970,704
4.0%, 4-15-10	28,500	28,063,608
5.0%, 2-15-11	2,000	2,034,296
4.375%, 8-15-12	7,500	7,452,832
4.0%, 2-15-15	40,400	38,730,349
		84,845,537

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 50.72%		$337,770,200

(Cost: $337,934,559)

SHORT-TERM SECURITIES - 1.04%

Household - General Products
Fortune Brands Inc.,
5.5%, 4-2-07	6,908	$6,906,945
(Cost: $6,906,945)

TOTAL INVESTMENT SECURITIES - 99.32%		$661,430,902

(Cost: $654,361,188)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.68%		4,556,237

NET ASSETS - 100.00%		$665,987,139

Notes to Schedule of Investments
*Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2007.

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Directors. At March 31, 2007, the total value of these securities amounted to $5,531,350 or 0.83% of net assets.
(B)Illiquid security. At March 31, 2007, the total value of illiquid securities amounted to $14,688,538, or 2.21% of net assets.
(C)Principal amount is denominated in the indicated foreign currency, where applicable (JPY - Japanese Yen)
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      BOND FUND
      March 31, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $654,361) (Notes 1 and 3)	$661,431
Cash	1
Receivables:
Interest	5,660
Fund shares sold	953
Investment securities sold	126
Prepaid and other assets	60

Total assets	668,231

LIABILITIES
Payable to Fund shareholders	1,801
Accrued shareholder servicing (Note 2)	196
Accrued service fee (Note 2)	127
Accrued management fee (Note 2)	18
Accrued accounting services fee (Note 2)	14
Accrued distribution fee (Note 2)	5
Other	83

Total liabilities	2,244

Total net assets	$665,987

NET ASSETS
$1.00 par value capital stock:
Capital stock	$108,539
Additional paid-in capital	569,075
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	562
Accumulated undistributed net realized loss on investment transactions	(19,259)
Net unrealized appreciation in value of investments	7,070

Net assets applicable to outstanding units of capital	$665,987

Net asset value per share (net assets divided by shares outstanding):
Class A	$6.14
Class B	$6.13
Class C	$6.13
Class Y	$6.14
Capital shares outstanding:
Class A	96,936
Class B	5,380
Class C	2,076
Class Y	4,147
Capital shares authorized	280,000

Statement of Operations
      BOND FUND
      For the Six Months Ended March 31, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$18,067

Expenses (Note 2):
Investment management fee	1,696
Shareholder servicing:
Class A	750
Class B	77
Class C	26
Class Y	14
Service fee:
Class A	725
Class B	42
Class C	16
Distribution fee:
Class A	11
Class B	127
Class C	48
Accounting services fee	84
Audit fees	16
Legal fees	16
Custodian fees	14
Other	126

Total	3,788
Less waiver of investment management fee (Notes 2 and 6)	(100)

Total expenses	3,688

Net investment income	14,379

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(1,190)
Realized net loss on foreign currency transactions	(2)

Realized net loss on investments	(1,192)
Unrealized appreciation in value of investments during the period	3,642

Net gain on investments	2,450

Net increase in net assets resulting from operations	$16,829

See Notes to Financial Statements.

Statement of Changes in Net Assets
      BOND FUND
      (In Thousands)

	For the six months ended March 31,	For the fiscal year ended September 30,
	2007	2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$14,379	$27,527
Realized net loss on investments	(1,192)	(5,826)
Unrealized appreciation (depreciation)	3,642	(2,328)

Net increase in net assets resulting from operations	16,829	19,373

Distributions to shareholders from (Note 1D): (1)
Net investment income:
Class A	(13,188)	(25,566)
Class B	(598)	(1,267)
Class C	(229)	(450)
Class Y	(434)	(774)
Realized gains on investment transactions:
Class A	(–)	(7,024)
Class B	(–)	(466)
Class C	(–)	(153)
Class Y	(–)	(182)

	(14,449)	(35,882)

Capital share transactions (Note 5)	11,167	(6,535)

Total increase (decrease)	13,547	(23,044)
NET ASSETS
Beginning of period	652,440	675,484

End of period	$665,987	$652,440

Undistributed net investment income	$562	$634

(1)See "Financial Highlights" on pages 21 - 24.

See Notes to Financial Statements.

Financial Highlights
      BOND FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the six months ended	For the fiscal year ended September 30,
3-31-07	2006	2005	2004	2003	2002

Net asset value, beginning of period	$6.11	$6.27	$6.50	$6.57	$6.49	$6.33

Income (loss) from investment operations:
Net investment income	0.14	0.26	0.27	0.27	0.28	0.31
Net realized and unrealized gain (loss) on investments	0.03	(0.08)	(0.12)	(0.03)	0.09	0.16

Total from investment operations	0.17	0.18	0.15	0.24	0.37	0.47

Less distributions from:
Net investment income	(0.14)	(0.27)	(0.28)	(0.28)	(0.29)	(0.31)
Capital gains	(0.00)	(0.07)	(0.10)	(0.03)	(0.00)	(0.00)

Total distributions	(0.14)	(0.34)	(0.38)	(0.31)	(0.29)	(0.31)

Net asset value, end of period	$6.14	$6.11	$6.27	$6.50	$6.57	$6.49

Total return (1)	2.77%	3.02%	2.30%	3.73%	5.86%	7.67%
Net assets, end of period (in millions)	$595	$587	$605	$637	$755	$792
Ratio of expenses to average net assets including expense waiver	1.07	%(2)	1.09%	1.09%	1.07%	1.04%	1.03%
Ratio of net investment income to average net assets including expense waiver	4.46	%(2)	4.28%	4.12%	4.20%	4.36%	4.92%
Ratio of expenses to average net assets excluding expense waiver	1.10	%(2)	1.09	%(3)	1.09	%(3)	1.07	%(3)	1.04	%(3)	1.03	%(3)
Ratio of net investment income to average net assets excluding expense waiver	4.43	%(2)	4.28	%(3)	4.12	%(3)	4.20	%(3)	4.36	%(3)	4.92	%(3)
Portfolio turnover rate	17%	53%	34%	43%	44%	25%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

(2)Annualized.

(3)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      BOND FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the six months ended	For the fiscal year ended September 30,
3-31-07	2006	2005	2004	2003	2002

Net asset value, beginning of period	$6.11	$6.26	$6.50	$6.57	$6.49	$6.33

Income (loss) from investment operations:
Net investment income	0.11	0.20	0.21	0.21	0.23	0.25
Net realized and unrealized gain (loss) on investments	0.02	(0.07)	(0.13)	(0.03)	0.08	0.16

Total from investment operations	0.13	0.13	0.08	0.18	0.31	0.41

Less distributions from:
Net investment income	(0.11)	(0.21)	(0.22)	(0.22)	(0.23)	(0.25)
Capital gains	(0.00)	(0.07)	(0.10)	(0.03)	(0.00)	(0.00)

Total distributions	(0.11)	(0.28)	(0.32)	(0.25)	(0.23)	(0.25)

Net asset value, end of period	$6.13	$6.11	$6.26	$6.50	$6.57	$6.49

Total return	2.12%	2.18%	1.17%	2.82%	4.92%	6.75%
Net assets, end of period (in millions)	$33	$35	$42	$49	$59	$43
Ratio of expenses to average net assets including expense waiver	2.03	%(1)	2.06%	2.02%	1.99%	1.93%	1.91%
Ratio of net investment income to average net assets including expense waiver	3.50	%(1)	3.31%	3.20%	3.27%	3.46%	4.03%
Ratio of expenses to average net assets excluding expense waiver	2.06	%(1)	2.06	%(2)	2.02	%(2)	1.99	%(2)	1.93	%(2)	1.91	%(2)
Ratio of net investment income to average net assets excluding expense waiver	3.47	%(1)	3.31	%(2)	3.20	%(2)	3.27	%(2)	3.46	%(2)	4.03	%(2)
Portfolio turnover rate	17%	53%	34%	43%	44%	25%

(1)Annualized.

(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      BOND FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the six months ended	For the fiscal year ended September 30,
3-31-07	2006	2005	2004	2003	2002

Net asset value, beginning of period	$6.11	$6.26	$6.50	$6.57	$6.49	$6.33

Income (loss) from investment operations:
Net investment income	0.11	0.20	0.21	0.21	0.23	0.26
Net realized and unrealized gain (loss) on investments	0.02	(0.07)	(0.13)	(0.03)	0.09	0.16

Total from investment operations	0.13	0.13	0.08	0.18	0.32	0.42

Less distributions from:
Net investment income	(0.11)	(0.21)	(0.22)	(0.22)	(0.24)	(0.26)
Capital gains	(0.00)	(0.07)	(0.10)	(0.03)	(0.00)	(0.00)

Total distributions	(0.11)	(0.28)	(0.32)	(0.25)	(0.24)	(0.26)

Net asset value, end of period	$6.13	$6.11	$6.26	$6.50	$6.57	$6.49

Total return	2.13%	2.26%	1.17%	2.78%	4.95%	6.77%
Net assets, end of period (in millions)	$13	$13	$13	$14	$17	$17
Ratio of expenses to average net assets including expense waiver	1.98	%(1)	2.02%	2.01%	1.99%	1.91%	1.90%
Ratio of net investment income to average net assets including expense waiver	3.55	%(1)	3.36%	3.20%	3.27%	3.49%	4.03%
Ratio of expenses to average net assets excluding expense waiver	2.01	%(1)	2.02	%(2)	2.01	%(2)	1.99	%(2)	1.91	%(2)	1.90	%(2)
Ratio of net investment income to average net assets excluding expense waiver	3.52	%(1)	3.36	%(2)	3.20	%(2)	3.27	%(2)	3.49	%(2)	4.03	%(2)
Portfolio turnover rate	17%	53%	34%	43%	44%	25%

(1)Annualized.

(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      BOND FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the six months ended	For the fiscal year ended September 30,
3-31-07	2006	2005	2004	2003	2002

Net asset value, beginning of period	$6.11	$6.27	$6.50	$6.57	$6.49	$6.33

Income (loss) from investment operations:
Net investment income	0.15	0.28	0.29	0.29	0.31	0.30
Net realized and unrealized gain (loss) on investments	0.03	(0.08)	(0.12)	(0.03)	0.08	0.19

Total from investment operations	0.18	0.20	0.17	0.26	0.39	0.49

Less distributions from:
Net investment income	(0.15)	(0.29)	(0.30)	(0.30)	(0.31)	(0.33)
Capital gains	(0.00)	(0.07)	(0.10)	(0.03)	(0.00)	(0.00)

Total distributions	(0.15)	(0.36)	(0.40)	(0.33)	(0.31)	(0.33)

Net asset value, end of period	$6.14	$6.11	$6.27	$6.50	$6.57	$6.49

Total return	2.95%	3.39%	2.67%	4.08%	6.18%	7.99%
Net assets, end of period (in millions)	$25	$17	$15	$14	$12	$11
Ratio of expenses to average net assets including expense waiver	0.72	%(1)	0.73%	0.72%	0.74%	0.72%	0.73%
Ratio of net investment income to average net assets including expense waiver	4.81	%(1)	4.65%	4.49%	4.52%	4.68%	5.21%
Ratio of expenses to average net assets excluding expense waiver	0.75	%(1)	0.73	%(2)	0.72	%(2)	0.74	%(2)	0.72	%(2)	0.73	%(2)
Ratio of net investment income to average net assets excluding expense waiver	4.78	%(1)	4.65	%(2)	4.49	%(2)	4.52	%(2)	4.68	%(2)	5.21	%(2)
Portfolio turnover rate	17%	53%	34%	43%	44%	25%

(1)Annualized.

(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Notes to Financial Statements
      March 31, 2007

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. Waddell & Reed Advisors Bond Fund (the Fund) is one of those mutual funds and is the only fund included in these financial statements. Its investment objective is to provide a reasonable return with emphasis on preservation of capital, by investing primarily in domestic debt securities, usually bonds of investment grade. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Board of Directors. Management's valuation committee makes fair value determinations for the Corporation, subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 - Investment Security Transactions.

C. Federal income taxes - It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

D. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

E. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into United States dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

F. Recently issued accounting standards - In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax position taken or expected to be taken by an entity, including mutual funds, in a tax return before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Corporation will adopt FIN 48 during 2007 and its potential impact on each Fund's financial statements, if any, is currently being assessed by management. In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines  fair value for purposes of financial statement presentation, establishes a hierarchy for  measuring fair value in generally accepted accounting principles and expands  financial statement disclosures about fair value measurements that are relevant  to mutual funds. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  The Corporation will adopt SFAS No. 157 during  2008 and its potential impact, if any, on each Fund's financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Corporation's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. Until September 30, 2006, the fee was payable by the Fund at the annual rates of: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 6), the fee is as follows: 0.485% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. During the six-month period ended March 31, 2007, the amount of the management fee waived due to the reduced rates was $99,726.

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which is non-networked and which was in existence at any time during the prior month; however, WRSCO has agreed to reduce those fees if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc., Ivy Funds and Ivy Funds, Inc.) reaches certain levels. For certain networked accounts (that is, those shareholder accounts whose Fund shares are purchased through certain financial intermediaries), WRSCO has agreed to reduce its per account fees charged to the Fund to $0.50 per month per shareholder account. Additional fees may be paid by the Fund to those intermediaries. For Class Y shares, the Fund pays WRSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y of the Fund for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $692,649. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the six-month period ended March 31, 2007, W&R received $1,951, $25,863 and $4,744 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $460,605 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

During the six-month period ended March 31, 2007, the Fund paid Directors' regular compensation of $21,322, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Security Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $3,013,125, while proceeds from maturities and sales aggregated $26,434,727. Purchases of short-term securities and U.S. government obligations aggregated $778,416,543 and $118,968,174, respectively. Proceeds from maturities and sales of short-term securities and U.S. government obligations aggregated $781,155,071 and $82,408,428, respectively.

For Federal income tax purposes, cost of investments owned at March 31, 2007 was $654,537,761, resulting in net unrealized appreciation of $6,893,141, of which $13,032,921 related to appreciated securities and $6,139,780 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2006 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$27,596,729
Distributed ordinary income	28,062,410
Undistributed ordinary income*	731,609

Realized long-term capital gains	–
Distributed long-term capital gains	7,819,176
Undistributed long-term capital gains	–

Capital loss carryover	113,453

Post-October losses deferred	5,595,640
*This entire amount was distributed prior to March 31, 2007.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2007	$9,890,393
September 30, 2008	2,315,321
September 30, 2014	113,453

Total carryover	$12,319,167

Ivy Bond Fund was merged into the Fund as of June 16, 2003. At the time of the merger, Ivy Bond Fund had capital loss carryovers available to offset future gains of the Fund. These carryovers are limited to $9,890,393 for the period ending September 30, 2007 and $2,315,321 for the period ending September 30, 2008 plus any unused limitations from prior years.

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the six months ended March 31,	For the fiscal year ended September 30,
	2007	2006

Shares issued from sale of shares:
Class A	9,665	17,687
Class B	321	688
Class C	230	580
Class Y	1,266	481
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	2,027	5,026
Class B	90	256
Class C	37	96
Class Y	71	157
Shares redeemed:
Class A	(10,809)	(23,301)
Class B	(737)	(1,918)
Class C	(289)	(702)
Class Y	(53)	(128)

Increase (decrease) in outstanding capital shares	1,819	(1,078)

Value issued from sale of shares:
Class A	$59,238	$107,607
Class B	1,962	4,179
Class C	1,410	3,527
Class Y	7,777	2,945
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	12,380	30,567
Class B	552	1,560
Class C	223	584
Class Y	433	953
Value redeemed:
Class A	(66,201)	(141,730)
Class B	(4,515)	(11,683)
Class C	(1,770)	(4,271)
Class Y	(322)	(773)

Increase (decrease) in outstanding capital	$11,167	$(6,535)

NOTE 6 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and by certain of the W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Bond Fund (the "Fund"), one of the mutual funds comprising Waddell & Reed Advisors Funds, Inc. as of March 31, 2007, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended September 30, 2006, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Bond Fund as of March 31, 2007, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 2006, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 17, 2007

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

To All Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1020SA (3-07)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Funds, Inc.
(Registrant)

By /s/Kristen A. Richards
Kristen A. Richards, Vice President and Assistant Secretary

Date: June 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: June 1, 2007

By /s/Theodore W. Howard
Theodore W. Howard, Vice President and Principal Financial Officer

Date: June 1, 2007